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                              VAN KAMPEN PACE FUND

                   SUPPLEMENT DATED SEPTEMBER 30, 2003 TO THE
                CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED OCTOBER 25, 2002



The Prospectus is hereby supplemented as follows:

         (1) The second through sixth sentences in the section entitled "RISK/RETURN SUMMARY -- PRINCIPAL INVESTMENT STRATEGIES" are hereby deleted and replaced with the following:

         The Fund emphasizes individual security selection and may generally focus its investments in a relatively small number of companies within the limits permissible for a diversified fund. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team for growth of such securities materially change.

         (2) The second through fourth sentences of the second paragraph and the third and fourth paragraphs in the section entitled "INVESTMENT OBJECTIVE, POLICIES AND RISKS" are hereby deleted and replaced with the following:

         The Fund's portfolio management team emphasizes a "bottom-up" stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's portfolio management team seeks those companies with the potential for strong earnings growth and compelling business strategies. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.

         The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund emphasizes companies that the Fund's portfolio management team believes are positioned to deliver surprisingly strong earnings growth versus consensus expectations. The Fund's portfolio management team continually and rigorously studies company developments including business strategy, management focus and financial results, and closely monitors analysts' consensus expectations seeking to identify such companies. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be volatile. Valuation is of secondary importance in the Fund's investment program and is viewed in context of prospects for sustainable earnings growth.

         (3) The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:



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         PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Large Cap
         Growth team. The team is made up of established investment professionals. Current members of the team include William Auslander, a Managing Director of the Adviser, and Jeffrey Alvino, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.






                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE